Exhibit 99.1

INVESTOR PRESENTATION

LEGAL DISCLAIMER Cautionary Note Regarding Forward-Looking Statements The statements contained in this presentation that are not purely historical are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on Presidio Production Company ("Presidio" or the "Company"). There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward- looking statements speak only as of the date this presentation is actually delivered and involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the outcome of any legal proceedings relating to the Canyon Creek acquisition that may be instituted against the Company or others; (2) the ability to recognize the anticipated benefits of the Canyon Creek acquisition, which may be affected by, among other things, competition, the ability of the Company to reduce operating costs, grow and manage growth profitably, maintain relationships with customers and suppliers, successfully integrate the Canyon Creek assets into the assets of the Company and retain its management and key employees; (3) changes in applicable laws or regulations; (4) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (5) changes in domestic and foreign business, market, financial, political conditions, and in applicable laws and regulations; (6) the ability of the Company to build or maintain relationships with customers and suppliers and retain its management and key employees; (7) risks related to commodity price volatility and its impact on cash flows and dividend sustainability; (8) risks related to oil and gas operations, including production declines, operational challenges, and regulatory changes; (9) the Company's ability to consummate the Canyon Creek acquisition or other future acquisitions; (10) risks related to the Company's ability to pay, maintain or increase dividend payments; (11) the uncertainty and risks regarding the use of AI, including the AI-focused Asset Intelligence Group; and (12) other risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission (the "SEC"), including the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" and similar sections in its periodic Exchange Act reports filed with the SEC. The recipient of this presentation should carefully consider the foregoing risk factors and the other risks and uncertainties which will be more fully described in the documents filed by the Company from time to time with the SEC. If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, there may be additional risks that the Company does not presently know, or that it currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation or warranty, either express or implied, by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. In addition, the information contained in this presentation is provided as of the date hereof and may change, and the Company and its representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, inaccuracies, future events or otherwise, except as may be required under applicable securities laws. Information contained on our website is not a part of or incorporated into this presentation. Dividends are not guaranteed and may be adjusted, suspended, or discontinued at the discretion of the Board of Directors based on liquidity, legal surplus, business conditions, commodity price volatility, market conditions and other factors. Completion of the Canyon Creek acquisition remains subject to customary closing conditions. There can be no assurance that the anticipated benefits will be realized if completed or that the Canyon Creek acquisition will be completed on the terms described herein, or at all. 2

THE PRESIDIO VISION $1.35 Annualized Dividend Per Share Anticipated Increase To $1.50 Post Canyon Creek Close1 10.9% Implied Dividend Yield2 A SIMPLE, DISCIPLINED APPROACH TO GENERATE STEADY INCOME FROM AMERICAN ENERGY 22 Mboe/d Current Net Production3 $828MM Enterprise Value4 $15Bn Near-Term Actionable Acquisition Pipeline 3 1. Anticipated dividend is subject to board approval and market conditions 2. As of 6/9/2026 closing share price of $12.40 3. Per 1Q 2026 10-Q 4. Enterprise value as of 6/9/2026, based on closing share price of $12.40 and 31.1MM shares outstanding. See Capital Structure & Dividends in the appendix for the full equity value and enterprise value buildup.

NYSE: FTW

WHY PRESIDIO:
A MULTI-LAYERED VALUE PROPOSITION

INVESTMENT HIGHLIGHTS

CURRENT DIVIDEND
10.9%
Fixed & Expected to Grow

Offers one of the highest dividend yields[1] on NYSE at 10.9%, supported by stable PDP cash flows and clear growth framework.

ACQUISITION ECONOMICS
Attractive Levered Returns

Presidio deploys capital into PDP acquisitions at levered returns meaningfully above cost of capital, creating immediate NAV accretion.

OPERATIONAL IMPROVEMENTS
Demonstrated Alpha Generation

Demonstrated track record of generating significant production and cost alpha post-acquisition through operational optimization.

FREE OPTIONS — NOT PRICED IN

AI PRODUCTION & COST ENHANCEMENT
Established Platform: FTW Technologies

FTW Technologies is deploying AI-driven asset intelligence across Presidio's operated wells, targeting production uplift with no incremental capital.

WORKOVERS & WELL REACTIVATIONS
Proven Track Record of Outsized Returns

Established playbook for accelerating workover programs and reactivating idle wells at 50%+ rates of return.

UNDEVELOPED LOCATION MONETIZATION
Strong History of Monetizing Non-PDP Assets

Proven history of monetizing undeveloped inventory through carried interest partnerships and outright acreage sales, including the ~$90MM Cherokee divestiture.

1. As of 6/9/2026 closing share price of $12.40

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A WORLD THAT NEEDS WHAT WE HAVE 5 PRESIDIO'S POSITIONING Our business model sits at nexus of most powerful and durable forces reshaping global energy landscape. We built for this moment — disciplined PDP economics · technology-enabled operations · capital structure designed to compound through cycles GEOPOLITICAL DISRUPTION Middle East conflict disrupted supply routes. War in Europe redrew energy flow maps and severed decades-old supply relationships. AI & DATA CENTER DEMAND Artificial intelligence data centers being built at pace and scale straining American power grid. Demand for energy accelerating. INDUSTRIAL REINVENTION Shift to robotics and automated manufacturing drive incremental power demand most forecasters are only beginning to model. SHRINKING INVENTORY Inventory of high-quality domestic drilling locations shrinking. Shale revolution has matured. Next barrel is harder to find. LONG-LIFE ASSETS GAIN VALUE Long-life, low-decline, already- producing American oil and gas assets becoming more valuable, not less. Operators who extract maximum efficiency win.

NYSE: FTW

KEY EVENTS

2017
Company founded by co-founders Will Ulrich and Chris Hammack in Fort Worth, TX

2018-2020
Deployed $500MM into PDP acquisitions with Morgan Stanley Energy Partners

2021-2024
Continuously optimized the asset base and developed one of the first uses of ABS capital

2025
Announced intention to go public through merger with EQV Ventures Acquisition Corp.

2026
Listed on the NYSE, $350MM ABS refinancing, paid first dividend, announced Goldman Sachs ABS Warehouse Facility[1] and first acquisition

Listed on the NYSE on 3/5/2026
- Positions Presidio to scale its proven operational approach
- Provides access to growth capital and new partners

Announced Goldman Sachs ABS Warehouse Facility[1]
- Provides committed, low-cost financing to fund future acquisitions
- Gives sellers confidence in closing

Closed $350MM Investment Grade ABS Refinancing
- Cut the weighted average coupon by 184 basis points to 6.38%
- Reduced amortization and added liquidity, enhancing free cash flow

Declared $1.35 per share annualized dividend
- Anticipated dividend increase to $1.50 per share annualized pro forma Canyon Creek acquisition[2]
- Implied 12% dividend yield after acquisition[3]

Announced first acquisition
- Aligns with "Land and Expand" strategy into adjacent Arkoma basin
- Projected returns above Presidio threshold and expected to be accretive to dividend

1. Planned Goldman Sachs facility with terms agreed upon and execution in conjunction with first acquisition, subject to customary due diligence, approvals and additional definitive documentation
2. Anticipated dividend is subject to board approval and market conditions
3. As of 6/9/2026 closing share price of $12.40

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ASSET AND ACQUISITIONS

8 Presidio asset Predictable, hedged cash flow with strong margins Over 2,300 operated wells across the Anadarko Basin of Texas, Oklahoma and Kansas 100% PDP-focused, low- decline, long-life assets Note: Current production and revenue as of 1Q 2026 10-Q CURRENT REVENUE MIX 27% NGL 16% Oil 57% Gas 21% NGL 41% Oil 38% Gas Large, long-life asset base generating stable cash flow Fort Worth ASSET OVERVIEW T E X A S K A N S A S Fort Worth O K L A H O M A Canyon Creek Acquisition 22 Mboe/d CURRENT PRODUCTION

NYSE: FTW

ACQUISITION PIPELINE

Actionable targets of over $15Bn

BASIN A

~$10.3Bn
Estimated Total Deal Size

~324 Mboe/d
Production

BASIN B

~$1.5Bn
Estimated Total Deal Size

~49 Mboe/d
Production

BASIN C

~$3.4Bn
Estimated Total Deal Size

~104 Mboe/d
Production

68% | 10% | 22%

Source: Company materials, Enverus
Note: All figures shown are illustrative projections based on management estimates and assumptions. They do not constitute offers, commitments, or binding agreements and are provided solely to illustrate potential acquisition opportunities

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NYSE: FTW

CANYON CREEK ACQUISITION OVERVIEW

Canyon Creek establishes Presidio's operated footprint in the Arkoma basin and is expected to support dividend increase from $1.35 to $1.50 per share on an annualized basis[1]

STRATEGIC FIT

"Land and Expand" strategy into adjacent Arkoma basin

Asset profile, returns, and dividend accretion consistent with strategy

Low decline rate of 11%

FINANCING

Cash provided by first of its kind $1.0Bn Goldman Sachs ABS Warehouse Facility[2]

Seller consideration includes $60MM cash and ~2.2MM shares of Presidio common equity

DIVIDEND ACCRETION

Projected dividend of $1.50 per share following acquisition close

Implied 12% dividend yield post-close[3]


Initial Dividend
$1.35
Anticipated Dividend PF CCE
$1.50

Anticipated OPEX Cuts[4]


40%
20%
0%
29%
35%
45%
13%
Total Opex Reduction
Run-Rate
Labor Reduction
Day 1
Compression Reduction
Month 1
Chemicals Reduction
Day 1

1. Anticipated dividend is subject to board approval and market conditions
2. Planned Goldman Sachs facility with terms agreed upon and execution in conjunction with first acquisition, subject to customary due diligence, approvals and additional definitive documentation
3. As of 6/9/2026 closing share price of $12.40
4. Anticipated reductions for the Canyon Creek acquisition. Timeframes reflect when each initiative is expected to be realized (labor and chemicals day 1, compression within month 1). Category figures are expressed as a percentage of their respective cost category and are not additive; total opex reduction reflects the anticipated run-rate once all initiatives are fully implemented

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NYSE: FTW

ILLUSTRATIVE ACQUISITION ECONOMICS

Repeatable path to achieving levered returns well in excess of cost of capital


AI and Capital-Light Development
ABS Financing
Asset Integration
10-12%
~15%
>20%
>30%

ASSET-LEVEL RETURN

Return at acquisition, prior to Presidio operational uplift

PRESIDIO OPERATED RETURN

Return after applying Presidio operational playbook

LEVERED RETURN

Return after layering in low-cost ABS debt financing

TOTAL RETURN

Return after AI-driven optimization and capital-light development program

CONTINUOUS OPTIMIZATION

Rigorous Cost, Production, and Revenue Initiatives · Effective Commodity Hedging · Upside Monetization · Proprietary AI Deployment · Scaled LOE, Production, and Marketing Enhancement

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NYSE: FTW

OPERATIONAL EXCELLENCE: HOW WE CREATE EFFICIENCY

Presidio applies disciplined, data-driven playbook to modernize acquired oilfield operations. Oil and gas assets transformed into high-efficiency operations through repeatable systems and empowered field execution.

CHALLENGE

Legacy operating models drive higher costs and slower decisions.

OPPORTUNITY

Reduce costs and modernize operations while sustaining production performance.

SOLUTION

Apply standardized integration playbook to capture value from Day 1.

KEY ACTIONS

- Streamline field organization
- Optimize pumper routes
- Right-size compression and artificial lift
- Bring chemical management in-house

A PLAYBOOK WRITTEN IN THE ANADARKO BASIN - PORTABLE ACROSS THE U.S.

↓47% Avg OPEX improvement year 1

32% Avg OPEX improvement **month 1**

Take over field operations **day 1**

Note: Average OPEX improvement figures through first three acquisitions

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NYSE: FTW

THE OPERATING PLAYBOOK: SIX LEVERS

PEOPLE FIRST

Leaner, faster, accountable field org

Interview 100% of field staff. Evaluate against standardized framework. Make fast decisions. Flatten structure. Empower retained talent. Align incentives.

COMPRESSION RIGHT-SIZING

28% compression cost reduction · Month 1

Legacy operators oversize compression for peak capacity and never right-size as production evolves. We audit every compressor and downsize where appropriate.

CHEMICAL MANAGEMENT

39% chemical cost reduction · YoY

Vendors have little incentive to reduce consumption. We bring chemical management in-house on Day 1, centralize oversight, and standardize protocols.

PUMP-BY-EXCEPTION

50% reduction in well visits

Rather than visit every well every day, our system surfaces only wells requiring attention. We visit top 20% by cash flow value daily.

WORKOVERS & REACTIVATIONS

50%+ rates of return on workover programs

Disciplined workover playbook prioritizes wells by data-driven return potential, executed in tranches to enforce capital discipline.

UNDEVELOPED MONETIZATION

$100MM+ value realized · zero drilling capex

Monetize undeveloped inventory through carried-interest JVs and outright acreage sales, including Cherokee divestiture.

Note: Figures reflect results from selected acquisition case studies; see Optimization Case Studies in the appendix for detail

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ASSET INTELLIGENCE

NYSE: FTW

ASSET INTELLIGENCE
THE ASYMMETRIC UPSIDE

FTW TECHNOLOGIES

Formed in 2020 to put data behind every operating decision.

- Proprietary well intelligence layer trained on millions of data points
- Thousands of observations submitted by voice and text from pumpers in field
- Millions of inputs, including well files, drilling reports, completion data, production volumes, and geology
- One of the most advanced asset intelligence systems operating in upstream today
- No commercial equivalent exists

THREE INTEGRATED GROUPS



Asset Intelligence Group

Engineers and support staff armed with AI and analytics to drive field efficiencies

Operations

Men and women who run the assets every day are always at the center

Dedicated AI Group

Supports Asset Intelligence Group with tools, models, and insights to make better decisions faster

2026 TARGET

3–5% Production Growth

Without a single dollar of capital expenditure. Through intelligence. YTD: ~1% achieved.

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NYSE: FTW

PRESIDIO:
AI DEPLOYMENT UNDERWAY

THE STRATEGIC PIVOT:

AI is live in well surveillance and production intelligence today.

BEFORE

- Technology as supporting tool
- Efficiency Group running discrete projects
- AI platform as background initiative
- Manual surveillance on most wells
- Analyst-dependent data queries

NOW

- Well surveillance and production intelligence live today
- Established Asset Intelligence Group
- FTW Technologies as dedicated business unit
- 24/7 surveillance AI tool deployed to all operators and engineers
- Natural language queries against live production data

2026 TARGET

- 3–5% production increase as direct result of AI deployment
- Agentic orchestration live across full ~2,300-well fleet
- OPEX/CAPEX agents fully integrated into budget workflows
- M&A knowledge pipeline screening deals automatically
- Presidio's Pumper Knowledge Base at lease level

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AI PHILOSOPHY: PEOPLE AT THE CENTER PRESIDIO'S AI PHILOSOPHY: Make every employee dramatically more powerful. Amplification, Not Automation The right infrastructure, tools, and mindset can make every Presidio employee an order of magnitude more productive. Presidio Astronauts First class of AI ambassadors, carrying transformation into every corner of organization and bringing colleagues along with them. A pioneer program. Uncapped Upside In oil and gas, upside is capped. Technology is different. Upside is potentially exponential. Genuine asymmetric opportunity for our shareholders. The Prize is Production Focus is not streamlining administrative workflows. Production is the prize. Revenue is the prize. Cash flow is the prize. That is precisely where we have aimed our technology. Scaling Beyond Presidio IP built at FTW Technologies applicable far beyond own acreage. Nine Years of Proprietary Data Ontology layer trained since founding. Well surveillance tools, production intelligence, financial modeling, and deal screening represent body of work. 17

NYSE: FTW

2026 GOAL:
3–5% PRODUCTION UPLIFT FROM AI

3-5%	~2,300	$2.5MM	$0
Production uplift target from AI deployment	Wells on intelligence platform	Value of each 1% uplift per year at $30/BOE	New drilling required to hit target

HOW WE HIT IT

Artificial lift optimization
AI continuously adjusts ESP, rod pump, and gas lift across every operated well, reducing pump-off events, extending run life, and recovering deferred production.

Earlier anomaly intervention
Behavioral deviations identified before escalating to equipment failure or shut-in. Every hour of downtime prevented is incremental production.

Decline management at scale
Pattern recognition across ~2,300 wells identifies accelerating decline before they underperform budgets, enabling earlier intervention.

THE FLYWHEEL


More assets acquired
More operational data generated
Deeper AI-driven insights
Better production outcomes
Incremental free cash flow
Funds the next acquisition

Canyon Creek (Arkoma Basin, ~21.4 MMcfe/d, 55 wells) is first test of flywheel at scale outside Anadarko Basin.

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APPENDIX CORPORATE INFORMATION

NYSE: FTW

MANAGEMENT TEAM AND BOARD OF DIRECTORS

PRESIDIO MANAGEMENT TEAM



Will Ulrich
Chairman and Co-CEO
- Atlas Energy
- UBS Investment Bank
- Harvard College



Chris Hammack
Co-CEO and Director
- Trinity River Energy
- Atlas Energy
- Range Resources
- Texas A&M



John Brawley
EVP & CFO
- Maverick Natural Resources
- SandRidge Energy
- Guggenheim Partners
- Rice University



Brett Barnes
EVP & General Counsel
- Trinity River Energy
- EOG Resources
- Anadarko Petroleum
- Texas A&M



Gregg Lamb
CAO
- Maverick Natural Resources
- Breitburn
- QR Energy
- Villanova



Dave Smith
VP of Operations
- Templar Energy
- Chesapeake Energy
- West Point



Dave Mochulski
VP of Applied AI
- ExxonMobil
- XTO Energy
- University of British Columbia



Jeff Johnson
VP of Asset Intelligence
- Continental Resources
- Chesapeake Energy
- Texas A&M

PRESIDIO BOARD OF DIRECTORS



Daniel Herz
Compensation Committee Chair, Member of Audit Committee
- WhiteHawk Energy, CEO
- Falcon Minerals Corp.
- Atlas Energy



Jerry Schretter
Audit Committee Chair
- Bank of America, Vice Chairman and Co-Head of Americas Energy Investment Banking
- Cripps Leadership Advisors
- Citi and UBS



James Vallee
Member of Compensation Committee and Nominating and Corporate Governance Committee
- Winston & Strawn, Partner
- Valhil Capital, Valhil Advisors
- Paul Hastings



Jeff Serota
Nominating and Corporate Governance Committee Chair, Member of Compensation Committee
- Corbel Capital Partners, Vice Chairman and CIO
- Ares Management



Ray Walker
Member of Audit Committee and Nominating and Corporate Governance Committee
- Encino Energy, COO
- Range Resources



Jerry Silvey
Director
- Magnetar Capital
- RBC Capital Markets
- Southern Methodist University



Tyson Taylor
Director
- Magnetar Capital
- Star Peak
- Kirkland & Ellis
- London Business School

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CAPITAL STRUCTURE & DIVIDENDS 21 Strong Balance Sheet $65MM RBL Commitment 1Q 2026 Special Dividend • Presidio paid special dividend of $0.10125 for first quarter of 2026 • Dividend reflects pro rata amount for period from March 5, 2026, first day following date of closing of Company's business combination, through March 31, 2026 and is based on anticipated quarterly dividend rate of $0.3375 ($1.35 per share per year)2 Equity Value Supported by Dividends Capital Structure ($MM) As of ABS Refi Close on June 9, 2026 Cash3 $35 ABS $350 RBL $0 Trail Dust Term Loan $2 Preferred Equity $125 Equity Value4 $386 ENTERPRISE VALUE $828 1. Planned Goldman Sachs facility with terms agreed upon and execution in conjunction with first acquisition, subject to customary due diligence, approvals and additional definitive documentation 2. Anticipated dividend is subject to board approval and market conditions 3. Includes Operator Cash of $12MM, Restricted Cash of $10MM, and Unrestricted Cash of $13MM 4. Equity value based on 6/9/2026 stock price of $12.40 and 31.1MM shares outstanding, comprised of 27.7MM Class A common shares, 1.7MM Class B shares exchangeable into Class A common stock, and 3.7MM in-the- money/common-equivalent securities, less 1.9MM of contingent earnout shares. $1.0Bn Goldman Sachs Facility1

HEDGING 22 2Q26 3Q26 4Q26 1Q27 2Q27 3Q27 4Q27 2028 2029 Beyond Oil Swaps1 Volume (MBbl) 274 272 265 254 247 241 236 883 753 933 Avg. Strike Price ($/Bbl) 57.35 59.90 60.51 87.95 108.29 100.71 88.09 63.14 67.55 64.38 Natural Gas Swaps Volume (BBtu) 6,264 6,208 6,089 5,808 5,599 5,524 5,421 20,523 17,127 47,417 Avg. Strike Price ($/MMBtu) 6.23 5.56 5.53 5.06 4.44 3.42 3.74 3.55 3.57 3.49 Natural Gas Basis Swaps Volume (BBtu) 5,990 5,956 5,865 5,009 4,818 4,765 4,677 17,724 6,977 — Avg. Strike Price ($/MMBtu) (0.49) (0.59) (0.39) 0.24 (0.58) (0.51) (0.39) (0.43) (0.55) — NGL Swaps1 Volume (MBbl) 556 545 534 517 506 456 447 1,487 1,201 1,316 Avg. Strike Price ($/Bbl) 22.39 22.19 22.35 24.22 22.52 26.90 25.59 25.75 23.46 21.49 1. Hedges include a combination of individual component hedges and WTI as a proxy

ANTICIPATED DIVIDEND TIMELINE 23 • Accelerated Q1 special dividend • Regular dividend schedule to coincide with earnings going forward (other than 4Q) 1Q 2026 Special 2Q 2026 3Q 2026 4Q 2026 1Q 2027 Declaration Date 4/14/26 8/11/26 11/12/26 2/12/27 5/12/27 Record Date 5/4/26 8/31/26 12/2/26 3/4/27 6/1/27 Payment Date 5/18/26 9/14/26 12/16/26 3/18/27 6/15/27 Note: Anticipated dividend is subject to board approval and market conditions

APPENDIX OPTIMIZATION CASE STUDIES

LABOR MODERNIZATION: LEAN EMPOWERED FIELD 25 Revamping field operations through empowerment, accountability, and technology: Interview 100% of field staff using standardized evaluation process to retain top talent Flatten field structure with asset managers, techs (super pumpers), and pumpers for faster decisions Introduce digital tools to do more with less Launch field incentive plans aligning frontline performance with company goals ACQUISITION CASE STUDY 72% DAY 1 LABOR COST IMPROVEMENT Field Supervision (10) Pumpers (40) Contractors (13) Total (63) Field Supervision (0) Pumpers (16) Contractors (4) Total (20)

Pumpers focused only where value or risk existed PUMP-BY-EXCEPTION: TURNING DATA INTO FIELD ACTION 26 Old Route (27 wells) New Route (50 wells) HIGHER PRODUCTIVITY PUMPER STRATEGY Legacy: Daily visits to every well PBE: Visit top 20% of wells by cash flow every day and the rest only if alerted, resulting in 50% reduction in well visits FEWER PUMPERS High-priority wells surfaced automatically SMARTER ROUTES Routes adjusted dynamically based on real-time inputs Traditional well-visit schedules gave way to automated, exception-based system using machine learning and real-time alerting.

NYSE: FTW

OPTIMIZATION:
COMPRESSION & ARTIFICIAL LIFT

Presidio optimized compression and artificial lift systems to align with field demand. By downsizing and redesigning equipment, the team cut fuel & maintenance costs while improving reliability and consistency.

RIGHT-SIZED COMPRESSION

Removed or downsized compression to match system demand

REDUCED FUEL & POWER USE

Installed plungers on gas-lift wells to enhance flow and lower pressures

REDUCED COSTS

Renegotiated compression rental contracts to reduce expense

INCREASED UPTIME

Lowered artificial lift depths to minimize downtime and improve drawdown

↓28%

Acquisition Case study Month 1: Reduction In Compression Expense



Compressor actions taken
17
17
11
8
22
150
Lowered
Released
Transferred
Downsized
Swapped
Other

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NYSE: FTW

CHEMICAL MANAGEMENT: STANDARDIZING FOR EFFICIENCY

Presidio replaced vendor-run chemical programs with internally managed, data-informed model. Reducing costs and improving performance consistency across the field.

INTERNAL CONTROL

Centralized chemical management under internal operations team

IMPROVED PERFORMANCE

Implemented well-level tracking & sampling to monitor usage and effectiveness

CUT COSTS

Consolidated suppliers to eliminate duplication and waste

STANDARDIZED OPERATIONS

Standardized treatment protocols across all assets for consistent control

↓39% REDUCTION IN CHEMICAL EXPENSE (2023-2024 YoY)

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2025 WORKOVER PROGRAM: CAPITAL DISCIPLINE IN ACTION SMART CAPITAL Prioritized wells with highest return potential using data- driven diagnostics MEASURABLE UPLIFT Executed in tranches to enforce capital discipline and validate performance REPEATABLE MODEL Standardized planning and vendor control to reduce costs and shorten cycle times LEARNING LOOP Reinvested learnings for faster, cheaper interventions across future programs Workover IRR 97% 91% 83% 80% 68% 88% 92% 87% 80% 71% 64% 83% Tranche 1 Tranche 2 Tranche 3 Tranche 4 Tranche 5 Total Actual Projected Presidio applied disciplined capital allocation and data-driven insight to pull 152 workovers out of bullpen, maximizing production uplift while minimizing spend. 29

DEVELOPMENT: BRINGING VALUE FORWARD 30 Over $100MM in value realized since inception with zero capital risk. Flexible capital and operating structures allow Presidio to scale with partners and deliver growth without incremental overhead or risk. STRUCTURED JOINT VENTURES Built and executed JV frameworks where partners fund drilling programs and Presidio assumes operatorship post-development, supporting long-term efficiency and alignment. ACREAGE SALES Executed strategic acreage sales, including ~100k acres in the Cherokee formation, to realize value while retaining existing wells and further upside. OUTSOURCED DEVELOPMENT MANAGEMENT Successfully managed development programs funded and executed by partners, promoting timely project completion, reducing cost structure, and heightening operating standards. CASE STUDY FARM-OUT (CARRIED DEVELOPMENT PROGRAM) • Structured carry where partner funded and drilled initial wells and Presidio contributed acreage. • Presidio assumed operatorship upon completion. • Delivered low-cost transition and long-term cash flow alignment.